Translated from the Portuguese             EXHIBIT 10.30

  TELECOMUNICAC ES DO ESP RITO SANTO - TELEST

    Contract No 008.4350/97

  Agreement made between TELECOMUNICAC ES DO ESP RITO SANTO S/A - TELEST, and AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA., whose registered office is at Rua Peter Lund, 146, Sao Cristovao, Rio de Janeiro, enrolled at CGC/MF under number 33.113.309/0001-47.

  In one side TELECOMUNICAC ES DO ESP RITO SANTO S/A - TELEST, with its main office at Rua Vitorio Nunes da Motta, 220, in Vitoria
  city, State of Espirito Santo, enrolled at CGC/MF   under
  number   28.140.226/0001-07, in this act represented by its legal
  representatives signed below hereinafter referred as ESTB, and on the other side the above referred company, in this act represented by its legal representatives signed below, hereinafter referred as CONTRATADO, agree to enter this Agreement under the following terms and conditions described below.

  l. FIRST CLAUSE - SUBJECT

  1.01 - The subject of this Agreement is manufacturing and supply by CONTRATADO of 4.560.000 inductive cards each of 20, 50, 90 and 100 units, with technology transferred by TELEBR S, for the period between December/97 to November/98, with an option of manufacturing and supply an additional amount of 6.240.000 inductive cards for the period between December/98 to November/99, including:

  a) substract preparation, image transfer, chemical processing, sealing, graphic printing on both sides, individual final cut, security system against frauds and misuse or any other process result from transferred technology once it is approved by TELEBR S in order to guarantee the technological compatibility with the Inductive Public Phone System.

  b) manufacturing of all necessary photolithos.

  c) Manufacturing of all cards in conformity with the PD.21.TP.H3D.0006A/AC-01 document (100-C Inductive Card Unit -
  Acceptance's Specification), which is an integrant part of the procesSaof inductive technology transfer of TELEBR S and the respective updates which can be introduced.

  d) Packing in 200 card boxes, which must be packing in 2.000 card boxes, which must be packing in 10.000 card boxes, except if accorded diferentely between the parties. All boxes must be resistant, identificated, weighted, and closed with security sealing wax in order to storage, transport and distribution.

   1.02 - 10.000 units is the minimum quantity established for cards by picture. For manufacturing up to 49.999 cards by picture, is allowed to the CONTRATADO increase in 20% the unitary price accorded to cover the production fixed costs.

  1.03 - The cards will be delivered directly to ESTB storehouses by security transport and with an insurance in the sales price of the card to the final consumer (number of card's credit versus the credit value in Real), in the quantities described in the fisic delivery chronogram which is part of ANNEX IV.

  2 - SECOND CLAUSE - DOCUMENTS

  (A) PARTSaoF THE CONTRACT

  2.01 - The following documents make part of this Agreement as if in thiSaone they were transcribed, which both parts declare to have knowledge.


  - ANNEX I  - Penalties.
  - ANNEX II - Prices Adjustment
  - ANNEX III - Materials and Equipment conditionSaof contracting (version no 02/jun/97).
  - ANNEX IV - Fisic Chronogram
  Bidding Edictal no 0663/97 - TELEPAR of Bid CO-0080/97 - SDC and its annex.

  2.02 - In case of divergence between the integrants documents and this Agreement, the last one will predominate.

  2.03 - The documents referred in this clause are considered sufficient to, in complement to this Agreement, define its extension and pretension, and this way conduct the execution of the contracted subject under the highest paternSaof the actual technic..

  2.04 - In case of doubts in the execution of this Agreement, this should be settled in order to attend the specification showed by ESTB as minimum essential conditions to be satisfied by CONTRATADO.

  2.05 - From the signature of this Agreement on, all additament terms celebrated and the ones that involves any alteration of the contractual condition comes to be aplicable to this Agreement, unless agreed by both parties in writing on their behalf by authorized officer of each party, alwaySaobserving the limits and legal formalities.

  (B) APPLICABLE TO THE CONTRACT

  2.06 - It is applicable to this Agreement the CONTRATADO's
  Proposal aSaof November 13, 1997.



  3 - THIRD CLAUSE - PRICES

  3.01 - The contracted prices have as base-date the day of November 13, 1997 and, observed the legislation in force at the time of each payment, they will be readjusted annually in accordance with the established formula in the annex of this Agreement.

  3.02 - In case of contractions which duration term is lower than twelve months, the priceSaonly will be readjusted on the hipotese of fisic events after one year from base-date of prices, or in function of delays in which the CONTRATADO is not responsable, and in caseSaof additaments for the increase of quantitieSaor prorrogation of the period of validity.

  3.03 - The ESTB will pay for the subject of the present Agreement the unitary price of
  R$ 0,37, independent of the credit number.

  3.04 - The price includes the payment for the Contract of Transfer of Technology - FTI and cards storage costs, freights, transportation insurance, social contributions such as COFINS and PIS/PASEP and others, and excluding the value taxes such as IPI and ICMS.

  4 - FOURTH CLAUSE - PAYMENT CONDITIONS

  4.01 - The values generated by the Agreement will be payed by ESTB to CONTRATADO in the conditions related on ANNEX III - Materials and Equipments ConditionSaof Contration (version no 02 - Jun/97).

  5 - FIFTH CLAUSE - TERMS, AMOUNTS AND DELIVERY SITES

  5.01 - The term of cards' delivery subject of this Agreement must follow the monthly amount established on the ANNEX IV, counted from the first month of supply on.

  5.02 - The amount of contracted cards in the month and not delivered up to the end of respective month, could be deducted from the purchase obligations by ESTB independent of aplication of fine and contractual penalties.

  5.03 - ESTB will define the quantity of cards' credit (20, 50, 90 and 100), up to the first useful day of previous month to the delivery of cards. If this not occur, the CONTRATADO will be authorized to manufacture the total amount of the month in cards of 20 credits.

  5.04 - For each type of card established in the subject of this Agreement, ESTB will define one or more picture for them.

  5.05 - ESTB will provide, in advance to the cards' delivery term, the chromo and final art of each type of card to be printed, as well as the code and the back side text.

  5.06 - ESTB will make the formal acceptance of the proofSaof each card with up to 20 days before the delivery term and will determinate the quantity of cards by picture. If this not occur, the CONTRATADO will be authorized to manufacture the cards with the last picture defined for each type of card.

  5.07 - The cards' rejection will not import in alteration of Fisic Chronogram of delivery established on ANNEX IV.

  5.08 - Delivery Site: The cards must be delivered, directly, in the storehouse indicated by ESTB.

  6 - SIXTH CLAUSE - OBLIGATIONSaoF CONTRATADO

  6.01 - Provide all materials and services which have not been explicitly surveyed in the Proposals to ensure that it can complete its contractual requirements pursuant to this Agreement, as well as incorporate technological and manufacturing process alterations that may have resulted from the technological development of the procesSaor the product.

  6.02 - Undertake all duties and responsabilities that may arise out of the subject of this Agreement.

  6.03 - Employ the best engineering techniques, on the behalf of TELEBR S, should the Parties prove their inability to agree on specifications.

  6.04 - Allow ESTB ou whom it indicates to follow and inspect all phaseSaof the Project, building of the Industrial Line, manufacturing and plant testSaof all equipment and cards subject to this Agreement and grant access to the production process information.

  6.05 - Grantee all measures required in order to import equipment, components and all the necessary to carry out its obligations under this Agreement.

  6.06 - Not modify the lay-out of the card unless upon authorization granted by TELEBR S.

  6.07 - Not modify the productive process presented in the approved project by TELEBR S without prior negotiation with TELEBR S.

  6.08 - Keep an authorised representative, during the term of this Agreement, entitled to hold responsibility for solving any problems that may arise during the Project with no costs to ESTB.

  6.09 - Undertake entire responsibility with respect to all manufacturing and supplying aspects, being the sole accountable before TELEBR S for fulfilling the contract dispositions, arise from sub-contracting as well as justification of delay from the proponent.

  6.10 - Manufacture the product in Brazil.

  6.11 - Improve fisic savety device using electronic blockade, camera and manuals sensors that guarantee the access and monitorament of people in all areas related to the production, impression, storage and delivery of phone cards.

  6.12 - Improve the following fisic security systems in the production process.

  a) Register in all phaseSaof productive procesSaof the phone card which allow to check possibles diversion in each phase, including electronic control in the tests area.

  b) Procedure of the trituration of phone cards and damage panels, able to guarantee the register and control of all that is triturated, showing date, hour, month, year, people involved and destiny fo the tritured material.

  c) Storage, accounting and delivery system of phone cards, able to guarantee the fisic and account security of cards, as well as the register and the control of entrance and exit of people and phone cards.

  d) Other necessary procedures to guarantee the total fisic security of production process.

  6.13 - Give to ESTB or another entity indicates by ESTB the necessary means to remote monitorization with the system of tests and supervision implanted.

  6.14 - The measures mentioned on itens 6.11, 6.12 and 6.13 should be previously approved by TELEBR S, before the beginning of the supplying and must be in continuously evolution in order to guarantee the total and complete fisic security , since its production until the delivery at ESTB storehouse.

  6.15 - Constitution of an organizacional area responsable for the patrimonial and fisic security, for the inspection of rejects during the productive process, photolytos and plates, and for the accompaniment of saleSaof useless parts and equipments. This organizacional area could not be under direct or indirect subordination of any organizacional area related to the production, storage and delivery of the phone cards.

  6.16 - Preparation of fluxograms representing the production process, commercialization, storage and delivery of phone cards, which will be under analyse by TELEBR S.

  6.17 - If the CONTRATADO use prices inferior to the one used in the Agreement with any other company that explore the Public Phone Card System which do not belong to TELEBR S system, such price will be used in this Agreement, from the moment on what the same was used, so the CONTRATADO must compensate ESTB for any difference verified in the invoice.

  7 - SEVENTH CLAUSE - PERIOD OF VALIDITY

  7.01 - The present Agreement has the duration of 12 months, counted from its signature, which can be renewed, for iqual period, in case of ESTB option.

  8 - EIGHTH CLAUSE - PENALTIES

  8.01 - For not executed total ou partial this Agreement, the CONTRATADO is submited to the payment of fines calculated in accordance with the annex regarding Penalties. The critical factor that represents the letter "F" from the calculation formula of penalties iSaof 2.

  8.02 - The CONTRATADO will proceed the payment of fines if it was constated in the market cards that is not commercialized by ESTB. The penalties iSaof 5% over the total amount contracted, without prejudice of losts, injury and ceasing profit proceeding from this problem. ESTB can proceed the termination of this Agreement.

  8.03 - If it was constated that CONTRATADO is commercializing cards for fisic people or juridical that not explore the Public Phone Services by inductive cards and that are not authorized by TELEBR S, the Agreement will be, immediately, terminated, accruing to the CONTRATADO the payment of compensatory fine of 30% over the total amount contracted, without prejudice of losts, injury or ceasing profit proceeding from this problem.

  9 - NINTH CLAUSE - GENERAL CONDITIONS

  9.01 - The present Agreement is being firmed according to the Bidding Edictal no 0663/97 - TELEPAR ( Bid no 0080/97 SDC).

  9.02 - The resources for the execution fo this Agreement are assured in the ESTB General Budget.

  9.03 - The parties are submited to the disposition fo Law no 8.666, from 21.06.93.

  9.04 - The CONTRATADO can just start the cards' supply after its qualification by TELEBR S.

  9.05 - In case of not compliment, by the CONTRATADO, of any obligation, ESTB can determine the supply interruption, being stopped any payments, without prejudice of foreseen penalties.

  10 - TENTH CLAUSE - GOVERNING LAW

  10.01 - This Agreement shall be governed by the lawSaof Espirito Santo State, Brazil.

  Witness whereof the parties execute 3 counterpartSaof this Agreement in the presence of 2 witnesses.

  Vitoria, 28 November 1997

  by ESTB:


  by CONTRATADO:

  Witness:

  TELECOMUNICACOES DE RORAIMA S/A - TELELAIMA


  Contract No 3100/026/97

  Agreement made between TELECOMUNICACOES DE RORAIMA S/A - TELELAIMA, and AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA., whose registered office is at Rua Peter Lund, 146, S o Cristovao, Rio de Janeiro, enrolled at CGC/MF under number 33.113.309/0001-47.

  In one side TELECOMUNICACOES DE RORAIMA S/A - TELELAIMA, with its main office at Av. Cap. Ene Garcez, 256, in Boa
  Vista city, State of Roraima, enrolled at CGC/MF   under
  number   05.934.567/0001-59, in this act represented by its
  legal representatives signed below hereinafter referred as ESTB, and on the other side the above referred company, in this act represented by its legal representatives signed below, hereinafter referred as CONTRATADO, agree to enter this Agreement under the following terms and conditions described below.

  l. FIRST CLAUSE - SUBJECT

  1.01 - The subject of this Agreement is manufacturing and supply by CONTRATADO of 1.560.000 inductive cards each of 20, 50, 90 and 100 units, with technology transferred by TELEBRAS, for the period between december/97 to november/98, with an option of manufacturing and supply an addicional amount of 1.680.000 inductive cards for the period between december/98 to november/99, including:

  a) substract preparation, image transfer, chemical processing, sealing, graphic printing on both sides, individual final cut, security system against frauds and misuse or any other process result from transferred technology once it is approved by TELEBRAS in order to guarantee the technological compatibility with the Inductive
  Public Phone System.

  b) manufacturing of all necessary photolithos.

  c) Manufacturing of all cards in conformity with the PD.21.TP.H3D.0006A/AC-01 document (100-C Inductive Card Unit - Acceptance's Specification), which is an integrant part of the process of inductive technology transfer of TELEBRAS and the respective updates which can be introduced.

  d) Packing in 200 card boxes, which must be packing in 2.000 card boxes, which must be packing in 10.000 card boxes, except if accorded diferentely between the parties. All boxes must be resistant, identificated, weighted, and closed with security sealing wax in order to storage, transport and distribution.

   1.02 - 10.000 units is the minimum quantity stablished for cards by picture. For manufacturing up to 49.999 cards by picture, is allowed to the CONTRATADO increase in 20% the unitary price accorded to cover the production fixed costs.

  1.03 - The cards will be delivered directly to ESTB storehouses by security transport and with an insurance in the sales price of the card to the final consumer (number of card's credit versus the credit value in Real), in the quantities described in the fisic delivery chronogram which is part of ANNEX IV.

  2 - SECOND CLAUSE - DOCUMENTS

  (A) PARTS OF THE CONTRACT

  2.01 - The following documents make part of this Agreement as if in this one they were transcribed, which the both parts declare to have knowledge.

  - ANNEX I  - Penalties.
  - ANNEX II - Prices Adjustment
  - ANNEX III - Materials and Equipment conditions of contracting (version no 02/jun/97).
  - ANNEX IV - Fisic Chronogram
  Bidding Edictal no 0663/97 - TELEPAR of Bid CO-0080/97 - SDC and its annex.


  2.02 - In case of divergence between the integrants documents and this Agreement, the last one will predominate.

  2.03 - The documents referred in this clause are considered sufficient to, in complement to this Agreement, define its extension and pretension, and this way conduct the execution of the contracted subject under the highest paterns of the actual technic..

  2.04 - In case of doubts in the execution of this Agreement, this should be settled in order to attend the specification showed by ESTB as minimum essential conditions to be satisfied by CONTRATADO.

  2.05 - From the signature of this Agreement on, all additament terms celebrated and the ones that involves any alteration of the contractual condition comes to be aplicable to this Agreement, unless agreed by both parties in writing on their behalf by authorized officer of each party, always observing the limits and legal formalities.

  (B) APPLICABLE TO THE CONTRACT

  2.06 - It is applicable to this Agreement the CONTRATADO's
  Proposal as of November 13, 1997.


  3 - THIRD CLAUSE - PRICES

  3.01 - The contracted prices have as base-date the day of November 13, 1997 and, observed the legislation in force at the time of each payment, they will be readjusted anually in accordance with the established formula in the annex of this Agreement.

  3.02 - In case of contractions which duration term is lower than twelve months, the prices only will be readjusted on the hipotese of fisic events after one year from base-date of prices, or in function of delays in which the CONTRATADO is not responsable, and in cases of additaments for the increase of quantities or prorrogation of the period of validity.

  3.03 - The ESTB will pay for the subject of the present
  Agreement the unitary price of R$ 0,37, independent of the credit number.

  3.04 - The price includes the payment for the Contract of Transfer of Technology - FTI and cards storage costs, freights, transportation insurance, social contributions such as COFINS and PIS/PASEP and others, and excluding the value taxes such as IPI and ICMS.

  4 - FOURTH CLAUSE - PAYMENT CONDITIONS

  4.01 - The values generated by the Agreement will be payed by ESTB to CONTRATADO in the conditions related on ANNEX III
  - Materials and Equipments Conditions of  Contration
  (version no 02 - Jun/97).

  5 - FIFTH CLAUSE - TERMS, AMOUNTS AND DELIVERY SITES

  5.01 - The term of cards' delivery subject of this Agreement must follow the monthly amount established on the ANNEX IV, counted from the first month of supply on.

  5.02 - The amount of contracted cards in the month and not delivered up to the end of respective month, could be deducted from the purchase obligations by ESTB independent of aplication of fine and contractual penalties.

  5.03 - ESTB will define the quantity of cards' credit (20, 50, 90 and 100), up to the first useful day of previous month to the delivery of cards. If this not occur, the CONTRATADO will be authorized to manufacture the total amount of the month in cards of 20 credits.

  5.04 - For each type of card established in the subject of this Agreement, ESTB will define one or more picture for them.

  5.05 - ESTB will provide, in advance to the cards' delivery term, the chromo and final art of each type of card to be printed, as well as the code and the back side text.

  5.06 - ESTB will make the formal acceptance of the proofs of each card with up to 20 days before the delivery term and will determinate the quantity of cards by picture. If this not occur, the CONTRATADO will be authorized to manufacture the cards with the last picture defined for each type of card.

  5.07 - The cards' rejection will not import in alteration of Fisic Chronogram of delivery established on ANNEX IV.

  5.08 - Delivery Site: The cards must be delivered, directly, in the storehouse indicated by ESTB.

  6 - SIXTH CLAUSE - OBLIGATIONS OF CONTRATADO

  6.01 - Provide all materials and services which have not been explicitly surveyed in the Proposals to ensure that it can complete its contractual requirements pursuant to this Agreement, as well as incorporate technological and manufacturing process alterations that may have resulted from the technological development of the process or the product.

  6.02 - Undertake all duties and responsabilities that may arise out of the subject of this Agreement.

  6.03 - Employ the best engineering techniques, on the behalf of TELEBRAS, should the Parties prove their inability to agree on specifications.

  6.04 - Allow ESTB ou whom it indicates to follow and inspect all phases of the Project, building of the Industrial Line, manufacturing and plant tests of all equipment and cards subject to this Agreement and grant access to the production process information.

  6.05 - Gurantee all measures required in order to import equipment, components and all the necessary to carry out its obligations under this Agreement.

  6.06 - Not modify the lay-out of the card unless upon authorization granted by TELEBRAS.

  6.07 - Not modify the productive process presented in the approved project by TELEBRAS without prior negotiation with TELEBRAS.

  6.08 - Keep an authorised representative, during the term of this Agreement, entitled to hold responsability for solving any problems that may arise during the Project with no costs to ESTB.

  6.09 - Undertake entire responsibility with respect to all manufacturing and supplying aspects, being the sole accountable before TELEBRAS for fulfilling the contract dispositions, arise from sub-contracting as well as justification of delay from the proponent.

  6.10 - Manufacture the product in Brazil.

  6.11 - Improve fisic savety device using electronic blockade, camera and manuals sensors that guarantee the access and monitorament of people in all areas related to the production, impression, storage and delivery of phone cards.

  6.12 - Improve the following fisic security systems in the production process.

  a) Register in all phases of productive process of the phone card which allow to check possibles diversion in each phase, including electronic control in the tests area.

  b) Procedure of the trituration of phone cards and damage panels, able to guarantee the register and control of all that is triturated, showing date, hour, month, year, people involved and destiny fo the tritured material.

  c) Storage, accounting and delivery system of phone cards, able to guarantee the fisic and account security of cards, as well as the register and the control of entrance and exit of people and phone cards.

  d) Other necessary procedures to guarantee the total fisic security of production process.

  6.13 - Give to ESTB or another entity indicates by ESTB the necessary means to remote monitorization with the system of tests and supervision implanted.

  6.14 - The measures mentioned on itens 6.11, 6.12 and 6.13 should be previously approved by TELEBRAS, before the beginning of the supplying and must be in continuously evolution in order to guarantee the total and complete fisic security , since its production until the delivery at ESTB storehouse.

  6.15 - Constitution of an organizacional area responsable for the patrimonial and fisic security, for the inspection of rejects during the productive process, photolytos and plates, and for the accompaniment of sales of useless parts and equipments. This organizacional area could not be under direct or indirect subordination of any organizacional area related to the production, storage and delivery of the phone cards.

  6.16 - Preparation of fluxograms representing the production process, commercialization, storage and delivery of phone cards, which will be under analyse by TELEBRAS.

  6.17 - If the CONTRATADO use prices inferior to the one used in the Agreement with any other company that explore the Public Phone Card System which do not belong to TELEBRAS system, such price will be used in this Agreement, from the moment on what the same was used, so the CONTRATADO must compensate ESTB for any difference verified in the invoice.

  7 - SEVENTH CLAUSE - PERIOD OF VALIDITY

  7.01 - The present Agreement has the duration of 12 months, counted from its signature, which can be renewed, for iqual period, in case of ESTB option.

  8 - EIGHTH CLAUSE - PENALTIES

  8.01 - For not executed total ou partial this Agreement, the CONTRATADO is submited to the payment of fines calculated in accordance with the annex regarding Penalties. The critical factor that represents the letter "F" from the calculation formula of penalties is of 2.

  8.02 - The CONTRATADO will proceed the payment of fines if it was constated in the market cards that is not commercialized by ESTB. The penalties is of 5% over the total amount contracted, without prejudice of losts, injury and ceasing profit proceeding from this problem. ESTB can proceed the termination of this Agreement.

  8.03 - If it was constated that CONTRATADO is commercializing cards for fisic people or juridical that not explore the Public Phone Services by inductive cards and that are not authorized by TELEBRAS, the Agreement will be, immediately, terminated, accruing to the CONTRATADO the payment of compensatory fine of 30% over the total amount contracted, without prejudice of losts, injury or ceasing profit proceeding from this problem.

  9 - NINTH CLAUSE - GENERAL CONDITIONS

  9.01 - The present Agreement is being firmed according to the Bidding Edictal no 0663/97 - TELEPAR ( Bid no 0080/97
  SDC).

  9.02 - The resources for the execution fo this Agreement are assured in the ESTB General Budget.

  9.03 - The parties are submited to the disposition fo Law no 8.666, from 21.06.93.

  9.04 - The CONTRATADO can just start the cards' supply after its qualification by TELEBRAS.

  9.05 - In case of not compliment, by the CONTRATADO, of any obligation, ESTB can determine the supply interruption, being stopped any payments, without prejudice of foreseen penalties.

  10 - TENTH CLAUSE - GOVERNING LAW

  10.01 - This Agreement shall be governed by the laws of Roraima State, Brazil.

  Witness whereof the parties execute 3 counterparts of this Agreement in the presence of 2 witnesses.

  Boa Vista, 28 november 1997

  by ESTB:
  ____________________________________
___________________________________

  by CONTRATADO:
  _____________________________________
_____________________________________
  Witness:


  _____________________________________
________________________________

  TELECOMUNICACOES DE ALAGOAS S/A - TELASA


  Contract No DECU-54/97

  Agreement made between TELECOMUNICACOES DE ALAGOAS S/A -
  TELESA, and AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS
  LTDA., whose registered office is at Rua Peter Lund, 146, S o Cristov o, Rio de Janeiro, enrolled at CGC/MF under number 33.113.309/0001-47.

  In one side TELECOMUNICACOES DE ALAGOAS S/A - TELESA, with its main office at Rua Antenor Gomes de Oliveira, 144, Farol, in Maceio city, State of Alagoas, enrolled at CGC/MF
  under    number   12.286.423/0001-07, in this act
  represented by its legal representatives signed below hereinafter referred as ESTB, and on the other side the above referred company, in this act represented by its legal representatives signed below, hereinafter referred as CONTRATADO, agree to enter this Agreement under the following terms and conditions described below.

  l. FIRST CLAUSE - SUBJECT

  1.01 - The subject of this Agreement is manufacturing and supply by CONTRATADO of 1.560.000 inductive cards each of 20, 50, 90 and 100 units, with technology transferred by TELEBRAS, for the period between december/97 to november/98, with an option of manufacturing and supply an addicional amount of 2.040.000 inductive cards for the period between december/98 to november/99, including:

  a) substract preparation, image transfer, chemical processing, sealing, graphic printing on both sides, individual final cut, security system against frauds and misuse or any other process result from transferred technology once it is approved by TELEBRAS in order to guarantee the technological compatibility with the Inductive
  Public Phone System.

  b) manufacturing of all necessary photolithos.

  c) Manufacturing of all cards in conformity with the PD.21.TP.H3D.0006A/AC-01 document (100-C Inductive Card Unit - Acceptance's Specification), which is an integrant part of the process of inductive technology transfer of TELEBRAS and the respective updates which can be introduced.

  d) Packing in 200 card boxes, which must be packing in 2.000 card boxes, which must be packing in 10.000 card boxes, except if accorded diferentely between the parties. All boxes must be resistant, identificated, weighted, and closed with security sealing wax in order to storage, transport and distribution.

   1.02 - 10.000 units is the minimum quantity stablished for cards by picture. For manufacturing up to 49.999 cards by picture, is allowed to the CONTRATADO increase in 20% the unitary price accorded to cover the production fixed costs.

  1.03 - The cards will be delivered directly to ESTB storehouses by security transport and with an insurance in the sales price of the card to the final consumer (number of card's credit versus the credit value in Real), in the quantities described in the fisic delivery chronogram which is part of ANNEX IV.


  2 - SECOND CLAUSE - DOCUMENTS

  (A) PARTS OF THE CONTRACT


  2.01 - The following documents make part of this Agreement as if in this one they were transcribed, which the both parts declare to have knowledge.


  - ANNEX I  - Penalties.
  - ANNEX II - Prices Adjustment
  - ANNEX III - Materials and Equipment conditions of contracting (version no 02/jun/97).
  - ANNEX IV - Fisic Chronogram
  Bidding Edictal no 0663/97 - TELEPAR of Bid CO-0080/97 - SDC and its annex.


  2.02 - In case of divergence between the integrants documents and this Agreement, the last one will predominate.

  2.03 - The documents referred in this clause are considered sufficient to, in complement to this Agreement, define its extension and pretension, and this way conduct the execution of the contracted subject under the highest paterns of the actual technic..

  2.04 - In case of doubts in the execution of this Agreement, this should be settled in order to attend the specification showed by ESTB as minimum essential conditions to be satisfied by CONTRATADO.

  2.05 - From the signature of this Agreement on, all additament terms celebrated and the ones that involves any alteration of the contractual condition comes to be aplicable to this Agreement, unless agreed by both parties in writing on their behalf by authorized officer of each party, always observing the limits and legal formalities.

  (B) APPLICABLE TO THE CONTRACT

  2.06 - It is applicable to this Agreement the CONTRATADO's
  Proposal as of November 13, 1997.


  3 - THIRD CLAUSE - PRICES

  3.01 - The contracted prices have as base-date the day of November 13, 1997 and, observed the legislation in force at the time of each payment, they will be readjusted anually in accordance with the established formula in the annex of this Agreement.

  3.02 - In case of contractions which duration term is lower than twelve months, the prices only will be readjusted on the hipotese of fisic events after one year from base-date of prices, or in function of delays in which the CONTRATADO is not responsable, and in cases of additaments for the increase of quantities or prorrogation of the period of validity.

  3.03 - The ESTB will pay for the subject of the present
  Agreement the unitary price of R$ 0,37, independent of the credit number.

  3.04 - The price includes the payment for the Contract of Transfer of Technology - FTI and cards storage costs, freights, transportation insurance, social contributions such as COFINS and PIS/PASEP and others, and excluding the value taxes such as IPI and ICMS.

  4 - FOURTH CLAUSE - PAYMENT CONDITIONS

  4.01 - The values generated by the Agreement will be payed by ESTB to CONTRATADO in the conditions related on ANNEX III
  - Materials and Equipments Conditions of  Contration
  (version no 02 - Jun/97).

  5 - FIFTH CLAUSE - TERMS, AMOUNTS AND DELIVERY SITES

  5.01 - The term of cards' delivery subject of this Agreement must follow the monthly amount established on the ANNEX IV, counted from the first month of supply on.

  5.02 - The amount of contracted cards in the month and not delivered up to the end of respective month, could be deducted from the purchase obligations by ESTB independent of aplication of fine and contractual penalties.

  5.03 - ESTB will define the quantity of cards' credit (20, 50, 90 and 100), up to the first useful day of previous month to the delivery of cards. If this not occur, the CONTRATADO will be authorized to manufacture the total amount of the month in cards of 20 credits.

  5.04 - For each type of card established in the subject of this Agreement, ESTB will define one or more picture for them.

  5.05 - ESTB will provide, in advance to the cards' delivery term, the chromo and final art of each type of card to be printed, as well as the code and the back side text.

  5.06 - ESTB will make the formal acceptance of the proofs of each card with up to 20 days before the delivery term and will determinate the quantity of cards by picture. If this not occur, the CONTRATADO will be authorized to manufacture the cards with the last picture defined for each type of card.

  5.07 - The cards' rejection will not import in alteration of Fisic Chronogram of delivery established on ANNEX IV.

  5.08 - Delivery Site: The cards must be delivered, directly, in the storehouse indicated by ESTB.

  6 - SIXTH CLAUSE - OBLIGATIONS OF CONTRATADO

  6.01 - Provide all materials and services which have not been explicitly surveyed in the Proposals to ensure that it can complete its contractual requirements pursuant to this Agreement, as well as incorporate technological and manufacturing process alterations that may have resulted from the technological development of the process or the product.

  6.02 - Undertake all duties and responsabilities that may arise out of the subject of this Agreement.

  6.03 - Employ the best engineering techniques, on the behalf of TELEBRAS, should the Parties prove their inability to agree on specifications.

  6.04 - Allow ESTB ou whom it indicates to follow and inspect all phases of the Project, building of the Industrial Line, manufacturing and plant tests of all equipment and cards subject to this Agreement and grant access to the production process information.

  6.05 - Gurantee all measures required in order to import equipment, components and all the necessary to carry out its obligations under this Agreement.

  6.06 - Not modify the lay-out of the card unless upon authorization granted by TELEBRAS.

  6.07 - Not modify the productive process presented in the approved project by TELEBRAS without prior negotiation with TELEBRAS.

  6.08 - Keep an authorised representative, during the term of this Agreement, entitled to hold responsability for solving any problems that may arise during the Project with no costs to ESTB.

  6.09 - Undertake entire responsibility with respect to all manufacturing and supplying aspects, being the sole accountable before TELEBRAS for fulfilling the contract dispositions, arise from sub-contracting as well as justification of delay from the proponent.

  6.10 - Manufacture the product in Brazil.

  6.11 - Improve fisic savety device using electronic blockade, camera and manuals sensors that guarantee the access and monitorament of people in all areas related to the production, impression, storage and delivery of phone cards.

  6.12 - Improve the following fisic security systems in the production process.

  a) Register in all phases of productive process of the phone card which allow to check possibles diversion in each phase, including electronic control in the tests area.

  b) Procedure of the trituration of phone cards and damage panels, able to guarantee the register and control of all that is triturated, showing date, hour, month, year, people involved and destiny fo the tritured material.

  c) Storage, accounting and delivery system of phone cards, able to guarantee the fisic and account security of cards, as well as the register and the control of entrance and exit of people and phone cards.

  d) Other necessary procedures to guarantee the total fisic security of production process.

  6.13 - Give to ESTB or another entity indicates by ESTB the necessary means to remote monitorization with the system of tests and supervision implanted.

  6.14 - The measures mentioned on itens 6.11, 6.12 and 6.13 should be previously approved by TELEBRAS, before the beginning of the supplying and must be in continuously evolution in order to guarantee the total and complete fisic security , since its production until the delivery at ESTB storehouse.

  6.15 - Constitution of an organizacional area responsable for the patrimonial and fisic security, for the inspection of rejects during the productive process, photolytos and plates, and for the accompaniment of sales of useless parts and equipments. This organizacional area could not be under direct or indirect subordination of any organizacional area related to the production, storage and delivery of the phone cards.

  6.16 - Preparation of fluxograms representing the production process, commercialization, storage and delivery of phone cards, which will be under analyse by TELEBRAS.

  6.17 - If the CONTRATADO use prices inferior to the one used in the Agreement with any other company that explore the Public Phone Card System which do not belong to TELEBRAS system, such price will be used in this Agreement, from the moment on what the same was used, so the CONTRATADO must compensate ESTB for any difference verified in the invoice.

  7 - SEVENTH CLAUSE - PERIOD OF VALIDITY

  7.01 - The present Agreement has the duration of 12 months, counted from its signature, which can be renewed, for iqual period, in case of ESTB option.

  8 - EIGHTH CLAUSE - PENALTIES

  8.01 - For not executed total ou partial this Agreement, the CONTRATADO is submited to the payment of fines calculated in accordance with the annex regarding Penalties. The critical factor that represents the letter "F" from the calculation formula of penalties is of 2.

  8.02 - The CONTRATADO will proceed the payment of fines if it was constated in the market cards that is not commercialized by ESTB. The penalties is of 5% over the total amount contracted, without prejudice of losts, injury and ceasing profit proceeding from this problem. ESTB can proceed the termination of this Agreement.

  8.03 - If it was constated that CONTRATADO is commercializing cards for fisic people or juridical that not explore the Public Phone Services by inductive cards and that are not authorized by TELEBRAS, the Agreement will be, immediately, terminated, accruing to the CONTRATADO the payment of compensatory fine of 30% over the total amount contracted, without prejudice of losts, injury or ceasing profit proceeding from this problem.

  9 - NINTH CLAUSE - GENERAL CONDITIONS

  9.01 - The present Agreement is being firmed according to the Bidding Edictal no 0663/97 - TELEPAR ( Bid no 0080/97
  SDC).

  9.02 - The resources for the execution fo this Agreement are assured in the ESTB General Budget.

  9.03 - The parties are submited to the disposition fo Law no 8.666, from 21.06.93.

  9.04 - The CONTRATADO can just start the cards' supply after its qualification by TELEBRAS.

  9.05 - In case of not compliment, by the CONTRATADO, of any obligation, ESTB can determine the supply interruption, being stopped any payments, without prejudice of foreseen penalties.


  10 - TENTH CLAUSE - GOVERNING LAW

  10.01 - This Agreement shall be governed by the laws of Alagoas State, Brazil.

  Witness whereof the parties execute 3 counterparts of this Agreement in the presence of 2 witnesses.

  Maceio, 28 november 1997

  by ESTB:


  ____________________________________
___________________________________


  by CONTRATADO:


  _____________________________________
_____________________________________


  Witness:


  _____________________________________
_____________________________________

  TELECOMUNICACOES DE MATO GROSSO DO SUL S/A - TELEMS


  Contract No AS/44000/4200/052/97

  Agreement made between TELECOMUNICACOES DE MATO GROSSO DO SUL S/A - TELEMS, and AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA., whose registered office is at Rua Peter Lund, 146, Sao Cristovao, Rio de Janeiro, enrolled at CGC/MF under number 33.113.309/0001-47.

  In one side TELECOMUNICACOES DE MATO GROSSO DO SUL S/A - TELEMS, with its main office at Rua Tapajos, 660, Cruzeiro, in Campo Grande city, State of Mato Grosso do Sul, enrolled
  at CGC/MF   under    number   03.466.521/0001-27, in this
  act represented by its legal representatives signed below hereinafter referred as ESTB, and on the other side the above referred company, in this act represented by its legal representatives signed below, hereinafter referred as CONTRATADO, agree to enter this Agreement under the following terms and conditions described below.

  l. FIRST CLAUSE - SUBJECT

  1.01 - The subject of this Agreement is manufacturing and supply by CONTRATADO of 4.800.000 inductive cards each of 20, 50, 90 and 100 units, with technology transferred by TELEBRAS, for the period between december/97 to november/98, with an option of manufacturing and supply an addicional amount of 5.700.000 inductive cards for the period between december/98 to november/99, including:

  a) substract preparation, image transfer, chemical processing, sealing, graphic printing on both sides, individual final cut, security system against frauds and misuse or any other process result from transferred technology once it is approved by TELEBRAS in order to guarantee the technological compatibility with the Inductive
  Public Phone System.

  b) manufacturing of all necessary photolithos.

  c) Manufacturing of all cards in conformity with the PD.21.TP.H3D.0006A/AC-01 document (100-C Inductive Card Unit - Acceptance's Specification), which is an integrant part of the process of inductive technology transfer of TELEBRAS and the respective updates which can be introduced.

  d) Packing in 200 card boxes, which must be packing in 2.000 card boxes, which must be packing in 10.000 card boxes, except if accorded diferentely between the parties. All boxes must be resistant, identificated, weighted, and closed with security sealing wax in order to storage, transport and distribution.

   1.02 - 10.000 units is the minimum quantity stablished for cards by picture. For manufacturing up to 49.999 cards by picture, is allowed to the CONTRATADO increase in 20% the unitary price accorded to cover the production fixed costs.

  1.03 - The cards will be delivered directly to ESTB storehouses by security transport and with an insurance in the sales price of the card to the final consumer (number of card's credit versus the credit value in Real), in the quantities described in the fisic delivery chronogram which is part of ANNEX IV.


  2 - SECOND CLAUSE - DOCUMENTS

  (A) PARTS OF THE CONTRACT


  2.01 - The following documents make part of this Agreement as if in this one they were transcribed, which the both parts declare to have knowledge.


  - ANNEX I  - Penalties.
  - ANNEX II - Prices Adjustment
  - ANNEX III - Materials and Equipment conditions of contracting (version no 02/jun/97).
  - ANNEX IV - Fisic Chronogram
  Bidding Edictal no 0663/97 - TELEPAR of Bid CO-0080/97 - SDC and its annex.


  2.02 - In case of divergence between the integrants documents and this Agreement, the last one will predominate.

  2.03 - The documents referred in this clause are considered sufficient to, in complement to this Agreement, define its extension and pretension, and this way conduct the execution of the contracted subject under the highest paterns of the actual technic..

  2.04 - In case of doubts in the execution of this Agreement, this should be settled in order to attend the specification showed by ESTB as minimum essential conditions to be satisfied by CONTRATADO.

  2.05 - From the signature of this Agreement on, all additament terms celebrated and the ones that involves any alteration of the contractual condition comes to be aplicable to this Agreement, unless agreed by both parties in writing on their behalf by authorized officer of each party, always observing the limits and legal formalities.

  (B) APPLICABLE TO THE CONTRACT

  2.06 - It is applicable to this Agreement the CONTRATADO's
  Proposal as of November 13, 1997.


  3 - THIRD CLAUSE - PRICES

  3.01 - The contracted prices have as base-date the day of November 13, 1997 and, observed the legislation in force at the time of each payment, they will be readjusted anually in accordance with the established formula in the annex of this Agreement.

  3.02 - In case of contractions which duration term is lower than twelve months, the prices only will be readjusted on the hipotese of fisic events after one year from base-date of prices, or in function of delays in which the CONTRATADO is not responsable, and in cases of additaments for the increase of quantities or prorrogation of the period of validity.

  3.03 - The ESTB will pay for the subject of the present
  Agreement the unitary price of R$ 0,37, independent of the credit number.

  3.04 - The price includes the payment for the Contract of Transfer of Technology - FTI and cards storage costs, freights, transportation insurance, social contributions such as COFINS and PIS/PASEP and others, and excluding the value taxes such as IPI and ICMS.

  4 - FOURTH CLAUSE - PAYMENT CONDITIONS

  4.01 - The values generated by the Agreement will be payed by ESTB to CONTRATADO in the conditions related on ANNEX III
  - Materials and Equipments Conditions of  Contration
  (version no 02 - Jun/97).

  5 - FIFTH CLAUSE - TERMS, AMOUNTS AND DELIVERY SITES

  5.01 - The term of cards' delivery subject of this Agreement must follow the monthly amount established on the ANNEX IV, counted from the first month of supply on.

  5.02 - The amount of contracted cards in the month and not delivered up to the end of respective month, could be deducted from the purchase obligations by ESTB independent of aplication of fine and contractual penalties.

  5.03 - ESTB will define the quantity of cards' credit (20, 50, 90 and 100), up to the first useful day of previous month to the delivery of cards. If this not occur, the CONTRATADO will be authorized to manufacture the total amount of the month in cards of 20 credits.

  5.04 - For each type of card established in the subject of this Agreement, ESTB will define one or more picture for them.

  5.05 - ESTB will provide, in advance to the cards' delivery term, the chromo and final art of each type of card to be printed, as well as the code and the back side text.

  5.06 - ESTB will make the formal acceptance of the proofs of each card with up to 20 days before the delivery term and will determinate the quantity of cards by picture. If this not occur, the CONTRATADO will be authorized to manufacture the cards with the last picture defined for each type of card.

  5.07 - The cards' rejection will not import in alteration of Fisic Chronogram of delivery established on ANNEX IV.

  5.08 - Delivery Site: The cards must be delivered, directly, in the storehouse indicated by ESTB.

  6 - SIXTH CLAUSE - OBLIGATIONS OF CONTRATADO

  6.01 - Provide all materials and services which have not been explicitly surveyed in the Proposals to ensure that it can complete its contractual requirements pursuant to this Agreement, as well as incorporate technological and manufacturing process alterations that may have resulted from the technological development of the process or the product.

  6.02 - Undertake all duties and responsabilities that may arise out of the subject of this Agreement.

  6.03 - Employ the best engineering techniques, on the behalf of TELEBRAS, should the Parties prove their inability to agree on specifications.

  6.04 - Allow ESTB ou whom it indicates to follow and inspect all phases of the Project, building of the Industrial Line, manufacturing and plant tests of all equipment and cards subject to this Agreement and grant access to the production process information.

  6.05 - Gurantee all measures required in order to import equipment, components and all the necessary to carry out its obligations under this Agreement.

  6.06 - Not modify the lay-out of the card unless upon authorization granted by TELEBRAS.

  6.07 - Not modify the productive process presented in the approved project by TELEBRAS without prior negotiation with TELEBRAS.

  6.08 - Keep an authorised representative, during the term of this Agreement, entitled to hold responsability for solving any problems that may arise during the Project with no costs to ESTB.

  6.09 - Undertake entire responsibility with respect to all manufacturing and supplying aspects, being the sole accountable before TELEBRAS for fulfilling the contract dispositions, arise from sub-contracting as well as justification of delay from the proponent.

  6.10 - Manufacture the product in Brazil.

  6.11 - Improve fisic savety device using electronic blockade, camera and manuals sensors that guarantee the access and monitorament of people in all areas related to the production, impression, storage and delivery of phone cards.

  6.12 - Improve the following fisic security systems in the production process.

  a) Register in all phases of productive process of the phone card which allow to check possibles diversion in each phase, including electronic control in the tests area.

  b) Procedure of the trituration of phone cards and damage panels, able to guarantee the register and control of all that is triturated, showing date, hour, month, year, people involved and destiny fo the tritured material.

  c) Storage, accounting and delivery system of phone cards, able to guarantee the fisic and account security of cards, as well as the register and the control of entrance and exit of people and phone cards.

  d) Other necessary procedures to guarantee the total fisic security of production process.

  6.13 - Give to ESTB or another entity indicates by ESTB the necessary means to remote monitorization with the system of tests and supervision implanted.

  6.14 - The measures mentioned on itens 6.11, 6.12 and 6.13 should be previously approved by TELEBRAS, before the beginning of the supplying and must be in continuously evolution in order to guarantee the total and complete fisic security , since its production until the delivery at ESTB storehouse.

  6.15 - Constitution of an organizacional area responsable for the patrimonial and fisic security, for the inspection of rejects during the productive process, photolytos and plates, and for the accompaniment of sales of useless parts and equipments. This organizacional area could not be under direct or indirect subordination of any organizacional area related to the production, storage and delivery of the phone cards.

  6.16 - Preparation of fluxograms representing the production process, commercialization, storage and delivery of phone cards, which will be under analyse by TELEBRAS.

  6.17 - If the CONTRATADO use prices inferior to the one used in the Agreement with any other company that explore the Public Phone Card System which do not belong to TELEBRAS system, such price will be used in this Agreement, from the moment on what the same was used, so the CONTRATADO must compensate ESTB for any difference verified in the invoice.

  7 - SEVENTH CLAUSE - PERIOD OF VALIDITY

  7.01 - The present Agreement has the duration of 12 months, counted from its signature, which can be renewed, for iqual period, in case of ESTB option.

  8 - EIGHTH CLAUSE - PENALTIES

  8.01 - For not executed total ou partial this Agreement, the CONTRATADO is submited to the payment of fines calculated in accordance with the annex regarding Penalties. The critical factor that represents the letter "F" from the calculation formula of penalties is of 2.

  8.02 - The CONTRATADO will proceed the payment of fines if it was constated in the market cards that is not commercialized by ESTB. The penalties is of 5% over the total amount contracted, without prejudice of losts, injury and ceasing profit proceeding from this problem. ESTB can proceed the termination of this Agreement.

  8.03 - If it was constated that CONTRATADO is commercializing cards for fisic people or juridical that not explore the Public Phone Services by inductive cards and that are not authorized by TELEBRAS, the Agreement will be, immediately, terminated, accruing to the CONTRATADO the payment of compensatory fine of 30% over the total amount contracted, without prejudice of losts, injury or ceasing profit proceeding from this problem.

  9 - NINTH CLAUSE - GENERAL CONDITIONS

  9.01 - The present Agreement is being firmed according to the Bidding Edictal no 0663/97 - TELEPAR ( Bid no 0080/97
  SDC).

  9.02 - The resources for the execution fo this Agreement are assured in the ESTB General Budget.

  9.03 - The parties are submited to the disposition fo Law no 8.666, from 21.06.93.

  9.04 - The CONTRATADO can just start the cards' supply after its qualification by TELEBRAS.

  9.05 - In case of not compliment, by the CONTRATADO, of any obligation, ESTB can determine the supply interruption, being stopped any payments, without prejudice of foreseen penalties.


  10 - TENTH CLAUSE - GOVERNING LAW

  10.01 - This Agreement shall be governed by the laws of Mato Grosso do Sul State, Brazil.

  Witness whereof the parties execute 3 counterparts of this Agreement in the presence of 2 witnesses.

  Campo Grande, 28 november 1997

  by ESTB:


  ____________________________________
___________________________________


  by CONTRATADO:


  _____________________________________
_____________________________________


  Witness:


  _____________________________________
_____________________________________

  TELECOMUNICACOES DO RIO DE JANEIRO S/A - TELERJ


  Contract No 2525-DA-97-C

  Agreement made between TELECOMUNICACOES DO RIO DE JANEIRO S/A - TELERJ, and AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA., whose registered office is at Rua Peter Lund, 146, S o Cristov o, Rio de Janeiro, enrolled at CGC/MF under number 33.113.309/0001-47.

  In one side TELECOMUNICACOES DO RIO DE JANEIRO S/A - TELERJ, with its main office at Av. Presidente Vargas, 2.560, in Rio de Janeiro city, State of Rio de Janeiro, enrolled at CGC/MF
   under    number   33.000.118/0001-79, in this act
  represented by its legal representatives signed below hereinafter referred as ESTB, and on the other side the above referred company, in this act represented by its legal representatives signed below, hereinafter referred as CONTRATADO, agree to enter this Agreement under the following terms and conditions described below.

  l. FIRST CLAUSE - SUBJECT

  1.01 - The subject of this Agreement is manufacturing and supply by CONTRATADO of 38.400.000 inductive cards each of 20, 50, 90 and 100 units, with technology transferred by TELEBRAS, for the period between december/97 to november/98, with an option of manufacturing and supply an addicional amount of 45.600.000 inductive cards for the period between december/98 to november/99, including:

  a) substract preparation, image transfer, chemical processing, sealing, graphic printing on both sides, individual final cut, security system against frauds and misuse or any other process result from transferred technology once it is approved by TELEBRAS in order to guarantee the technological compatibility with the Inductive
  Public Phone System.

  b) manufacturing of all necessary photolithos.

  c) Manufacturing of all cards in conformity with the PD.21.TP.H3D.0006A/AC-01 document (100-C Inductive Card Unit - Acceptance's Specification), which is an integrant part of the process of inductive technology transfer of TELEBRAS and the respective updates which can be introduced.

  d) Packing in 200 card boxes, which must be packing in 2.000 card boxes, which must be packing in 10.000 card boxes, except if accorded diferentely between the parties. All boxes must be resistant, identificated, weighted, and closed with security sealing wax in order to storage, transport and distribution.

   1.02 - 10.000 units is the minimum quantity stablished for cards by picture. For manufacturing up to 49.999 cards by picture, is allowed to the CONTRATADO increase in 20% the unitary price accorded to cover the production fixed costs.

  1.03 - The cards will be delivered directly to ESTB storehouses by security transport and with an insurance in the sales price of the card to the final consumer (number of card's credit versus the credit value in Real), in the quantities described in the fisic delivery chronogram which is part of ANNEX IV.


  2 - SECOND CLAUSE - DOCUMENTS

  (A) PARTS OF THE CONTRACT


  2.01 - The following documents make part of this Agreement as if in this one they were transcribed, which the both parts declare to have knowledge.


  - ANNEX I  - Penalties.
  - ANNEX II - Prices Adjustment
  - ANNEX III - Materials and Equipment conditions of contracting (version no 02/jun/97).
  - ANNEX IV - Fisic Chronogram
  Bidding Edictal no 0663/97 - TELEPAR of Bid CO-0080/97 - SDC and its annex.


  2.02 - In case of divergence between the integrants documents and this Agreement, the last one will predominate.

  2.03 - The documents referred in this clause are considered sufficient to, in complement to this Agreement, define its extension and pretension, and this way conduct the execution of the contracted subject under the highest paterns of the actual technic..

  2.04 - In case of doubts in the execution of this Agreement, this should be settled in order to attend the specification showed by ESTB as minimum essential conditions to be satisfied by CONTRATADO.

  2.05 - From the signature of this Agreement on, all additament terms celebrated and the ones that involves any alteration of the contractual condition comes to be aplicable to this Agreement, unless agreed by both parties in writing on their behalf by authorized officer of each party, always observing the limits and legal formalities.

  (B) APPLICABLE TO THE CONTRACT

  2.06 - It is applicable to this Agreement the CONTRATADO's
  Proposal as of November 13, 1997.


  3 - THIRD CLAUSE - PRICES

  3.01 - The contracted prices have as base-date the day of November 13, 1997 and, observed the legislation in force at the time of each payment, they will be readjusted anually in accordance with the established formula in the annex of this Agreement.

  3.02 - In case of contractions which duration term is lower than twelve months, the prices only will be readjusted on the hipotese of fisic events after one year from base-date of prices, or in function of delays in which the CONTRATADO is not responsable, and in cases of additaments for the increase of quantities or prorrogation of the period of validity.

  3.03 - The ESTB will pay for the subject of the present
  Agreement the unitary price of R$ 0,37, independent of the credit number.

  3.04 - The price includes the payment for the Contract of Transfer of Technology - FTI and cards storage costs, freights, transportation insurance, social contributions such as COFINS and PIS/PASEP and others, and excluding the value taxes such as IPI and ICMS.

  4 - FOURTH CLAUSE - PAYMENT CONDITIONS

  4.01 - The values generated by the Agreement will be payed by ESTB to CONTRATADO in the conditions related on ANNEX III
  - Materials and Equipments Conditions of  Contration
  (version no 02 - Jun/97).

  5 - FIFTH CLAUSE - TERMS, AMOUNTS AND DELIVERY SITES

  5.01 - The term of cards' delivery subject of this Agreement must follow the monthly amount established on the ANNEX IV, counted from the first month of supply on.

  5.02 - The amount of contracted cards in the month and not delivered up to the end of respective month, could be deducted from the purchase obligations by ESTB independent of aplication of fine and contractual penalties.

  5.03 - ESTB will define the quantity of cards' credit (20, 50, 90 and 100), up to the first useful day of previous month to the delivery of cards. If this not occur, the CONTRATADO will be authorized to manufacture the total amount of the month in cards of 20 credits.

  5.04 - For each type of card established in the subject of this Agreement, ESTB will define one or more picture for them.

  5.05 - ESTB will provide, in advance to the cards' delivery term, the chromo and final art of each type of card to be printed, as well as the code and the back side text.

  5.06 - ESTB will make the formal acceptance of the proofs of each card with up to 20 days before the delivery term and will determinate the quantity of cards by picture. If this not occur, the CONTRATADO will be authorized to manufacture the cards with the last picture defined for each type of card.

  5.07 - The cards' rejection will not import in alteration of Fisic Chronogram of delivery established on ANNEX IV.

  5.08 - Delivery Site: The cards must be delivered, directly, in the storehouse indicated by ESTB.

  6 - SIXTH CLAUSE - OBLIGATIONS OF CONTRATADO

  6.01 - Provide all materials and services which have not been explicitly surveyed in the Proposals to ensure that it can complete its contractual requirements pursuant to this Agreement, as well as incorporate technological and manufacturing process alterations that may have resulted from the technological development of the process or the product.

  6.02 - Undertake all duties and responsabilities that may arise out of the subject of this Agreement.

  6.03 - Employ the best engineering techniques, on the behalf of TELEBRAS, should the Parties prove their inability to agree on specifications.

  6.04 - Allow ESTB ou whom it indicates to follow and inspect all phases of the Project, building of the Industrial Line, manufacturing and plant tests of all equipment and cards subject to this Agreement and grant access to the production process information.

  6.05 - Gurantee all measures required in order to import equipment, components and all the necessary to carry out its obligations under this Agreement.

  6.06 - Not modify the lay-out of the card unless upon authorization granted by TELEBRAS.

  6.07 - Not modify the productive process presented in the approved project by TELEBRAS without prior negotiation with TELEBRAS.

  6.08 - Keep an authorised representative, during the term of this Agreement, entitled to hold responsability for solving any problems that may arise during the Project with no costs to ESTB.

  6.09 - Undertake entire responsibility with respect to all manufacturing and supplying aspects, being the sole accountable before TELEBRAS for fulfilling the contract dispositions, arise from sub-contracting as well as justification of delay from the proponent.

  6.10 - Manufacture the product in Brazil.

  6.11 - Improve fisic savety device using electronic blockade, camera and manuals sensors that guarantee the access and monitorament of people in all areas related to the production, impression, storage and delivery of phone cards.

  6.12 - Improve the following fisic security systems in the production process.

  a) Register in all phases of productive process of the phone card which allow to check possibles diversion in each phase, including electronic control in the tests area.

  b) Procedure of the trituration of phone cards and damage panels, able to guarantee the register and control of all that is triturated, showing date, hour, month, year, people involved and destiny fo the tritured material.

  c) Storage, accounting and delivery system of phone cards, able to guarantee the fisic and account security of cards, as well as the register and the control of entrance and exit of people and phone cards.

  d) Other necessary procedures to guarantee the total fisic security of production process.

  6.13 - Give to ESTB or another entity indicates by ESTB the necessary means to remote monitorization with the system of tests and supervision implanted.

  6.14 - The measures mentioned on itens 6.11, 6.12 and 6.13 should be previously approved by TELEBRAS, before the beginning of the supplying and must be in continuously evolution in order to guarantee the total and complete fisic security , since its production until the delivery at ESTB storehouse.

  6.15 - Constitution of an organizacional area responsable for the patrimonial and fisic security, for the inspection of rejects during the productive process, photolytos and plates, and for the accompaniment of sales of useless parts and equipments. This organizacional area could not be under direct or indirect subordination of any organizacional area related to the production, storage and delivery of the phone cards.

  6.16 - Preparation of fluxograms representing the production process, commercialization, storage and delivery of phone cards, which will be under analyse by TELEBRAS.

  6.17 - If the CONTRATADO use prices inferior to the one used in the Agreement with any other company that explore the Public Phone Card System which do not belong to TELEBRAS system, such price will be used in this Agreement, from the moment on what the same was used, so the CONTRATADO must compensate ESTB for any difference verified in the invoice.

  7 - SEVENTH CLAUSE - PERIOD OF VALIDITY

  7.01 - The present Agreement has the duration of 12 months, counted from its signature, which can be renewed, for iqual period, in case of ESTB option.

  8 - EIGHTH CLAUSE - PENALTIES

  8.01 - For not executed total ou partial this Agreement, the CONTRATADO is submited to the payment of fines calculated in accordance with the annex regarding Penalties. The critical factor that represents the letter "F" from the calculation formula of penalties is of 2.

  8.02 - The CONTRATADO will proceed the payment of fines if it was constated in the market cards that is not commercialized by ESTB. The penalties is of 5% over the total amount contracted, without prejudice of losts, injury and ceasing profit proceeding from this problem. ESTB can proceed the termination of this Agreement.

  8.03 - If it was constated that CONTRATADO is commercializing cards for fisic people or juridical that not explore the Public Phone Services by inductive cards and that are not authorized by TELEBRAS, the Agreement will be, immediately, terminated, accruing to the CONTRATADO the payment of compensatory fine of 30% over the total amount contracted, without prejudice of losts, injury or ceasing profit proceeding from this problem.

  9 - NINTH CLAUSE - GENERAL CONDITIONS

  9.01 - The present Agreement is being firmed according to the Bidding Edictal no 0663/97 - TELEPAR ( Bid no 0080/97
  SDC).

  9.02 - The resources for the execution fo this Agreement are assured in the ESTB General Budget.

  9.03 - The parties are submited to the disposition fo Law no 8.666, from 21.06.93.

  9.04 - The CONTRATADO can just start the cards' supply after its qualification by TELEBRAS.

  9.05 - In case of not compliment, by the CONTRATADO, of any obligation, ESTB can determine the supply interruption, being stopped any payments, without prejudice of foreseen penalties.


  10 - TENTH CLAUSE - GOVERNING LAW

  10.01 - This Agreement shall be governed by the laws of Rio de Janeiro State, Brazil.

  Witness whereof the parties execute 3 counterparts of this Agreement in the presence of 2 witnesses.

  Rio de Janeiro, 28 november 1997

  by ESTB:


  ____________________________________
___________________________________


  by CONTRATADO:


  _____________________________________
_____________________________________


  Witness:


  _____________________________________
_____________________________________

  TELECOMUNICACOES DE RONDONIA S/A - TELERON


  Contract No EPET.3231.2.0001/97

  Agreement made between TELECOMUNICACOES DE RONDONIA S/A - TELERON, and AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA., whose registered office is at Rua Peter Lund, 146, Sao Cristovao, Rio de Janeiro, enrolled at CGC/MF under number 33.113.309/0001-47.

  In one side TELECOMUNICACOES DE RONDONIA S/A - TELERON, with its main office at Av. Lauro Sodre, 3.290, Tanques, in Porto
  Velho city, State of RondOnia, enrolled at CGC/MF   under
  number   05.904.883/0001-88, in this act represented by its
  legal representatives signed below hereinafter referred as ESTB, and on the other side the above referred company, in this act represented by its legal representatives signed below, hereinafter referred as CONTRATADO, agree to enter this Agreement under the following terms and conditions described below.

  l. FIRST CLAUSE - SUBJECT

  1.01 - The subject of this Agreement is manufacturing and supply by CONTRATADO of 2.400.000 inductive cards each of 20, 50, 90 and 100 units, with technology transferred by TELEBRAS, for the period between december/97 to november/98, with an option of manufacturing and supply an addicional amount of 3.360.000 inductive cards for the period between december/98 to november/99, including:

  a) substract preparation, image transfer, chemical processing, sealing, graphic printing on both sides, individual final cut, security system against frauds and misuse or any other process result from transferred technology once it is approved by TELEBRAS in order to guarantee the technological compatibility with the Inductive
  Public Phone System.

  b) manufacturing of all necessary photolithos.

  c) Manufacturing of all cards in conformity with the PD.21.TP.H3D.0006A/AC-01 document (100-C Inductive Card Unit - Acceptance's Specification), which is an integrant part of the process of inductive technology transfer of TELEBRAS and the respective updates which can be introduced.

  d) Packing in 200 card boxes, which must be packing in 2.000 card boxes, which must be packing in 10.000 card boxes, except if accorded diferentely between the parties. All boxes must be resistant, identificated, weighted, and closed with security sealing wax in order to storage, transport and distribution.

   1.02 - 10.000 units is the minimum quantity stablished for cards by picture. For manufacturing up to 49.999 cards by picture, is allowed to the CONTRATADO increase in 20% the unitary price accorded to cover the production fixed costs.

  1.03 - The cards will be delivered directly to ESTB storehouses by security transport and with an insurance in the sales price of the card to the final consumer (number of card's credit versus the credit value in Real), in the quantities described in the fisic delivery chronogram which is part of ANNEX IV.


  2 - SECOND CLAUSE - DOCUMENTS

  (A) PARTS OF THE CONTRACT


  2.01 - The following documents make part of this Agreement as if in this one they were transcribed, which the both parts declare to have knowledge.


  - ANNEX I  - Penalties.
  - ANNEX II - Prices Adjustment
  - ANNEX III - Materials and Equipment conditions of contracting (version no 02/jun/97).
  - ANNEX IV - Fisic Chronogram
  Bidding Edictal no 0663/97 - TELEPAR of Bid CO-0080/97 - SDC and its annex.


  2.02 - In case of divergence between the integrants documents and this Agreement, the last one will predominate.

  2.03 - The documents referred in this clause are considered sufficient to, in complement to this Agreement, define its extension and pretension, and this way conduct the execution of the contracted subject under the highest paterns of the actual technic..

  2.04 - In case of doubts in the execution of this Agreement, this should be settled in order to attend the specification showed by ESTB as minimum essential conditions to be satisfied by CONTRATADO.

  2.05 - From the signature of this Agreement on, all additament terms celebrated and the ones that involves any alteration of the contractual condition comes to be aplicable to this Agreement, unless agreed by both parties in writing on their behalf by authorized officer of each party, always observing the limits and legal formalities.

  (B) APPLICABLE TO THE CONTRACT

  2.06 - It is applicable to this Agreement the CONTRATADO's
  Proposal as of November 13, 1997.


  3 - THIRD CLAUSE - PRICES

  3.01 - The contracted prices have as base-date the day of November 13, 1997 and, observed the legislation in force at the time of each payment, they will be readjusted anually in accordance with the established formula in the annex of this Agreement.

  3.02 - In case of contractions which duration term is lower than twelve months, the prices only will be readjusted on the hipotese of fisic events after one year from base-date of prices, or in function of delays in which the CONTRATADO is not responsable, and in cases of additaments for the increase of quantities or prorrogation of the period of validity.

  3.03 - The ESTB will pay for the subject of the present
  Agreement the unitary price of R$ 0,37, independent of the credit number.

  3.04 - The price includes the payment for the Contract of Transfer of Technology - FTI and cards storage costs, freights, transportation insurance, social contributions such as COFINS and PIS/PASEP and others, and excluding the value taxes such as IPI and ICMS.

  4 - FOURTH CLAUSE - PAYMENT CONDITIONS

  4.01 - The values generated by the Agreement will be payed by ESTB to CONTRATADO in the conditions related on ANNEX III
  - Materials and Equipments Conditions of  Contration
  (version no 02 - Jun/97).

  5 - FIFTH CLAUSE - TERMS, AMOUNTS AND DELIVERY SITES

  5.01 - The term of cards' delivery subject of this Agreement must follow the monthly amount established on the ANNEX IV, counted from the first month of supply on.

  5.02 - The amount of contracted cards in the month and not delivered up to the end of respective month, could be deducted from the purchase obligations by ESTB independent of aplication of fine and contractual penalties.

  5.03 - ESTB will define the quantity of cards' credit (20, 50, 90 and 100), up to the first useful day of previous month to the delivery of cards. If this not occur, the CONTRATADO will be authorized to manufacture the total amount of the month in cards of 20 credits.

  5.04 - For each type of card established in the subject of this Agreement, ESTB will define one or more picture for them.

  5.05 - ESTB will provide, in advance to the cards' delivery term, the chromo and final art of each type of card to be printed, as well as the code and the back side text.

  5.06 - ESTB will make the formal acceptance of the proofs of each card with up to 20 days before the delivery term and will determinate the quantity of cards by picture. If this not occur, the CONTRATADO will be authorized to manufacture the cards with the last picture defined for each type of card.

  5.07 - The cards' rejection will not import in alteration of Fisic Chronogram of delivery established on ANNEX IV.

  5.08 - Delivery Site: The cards must be delivered, directly, in the storehouse indicated by ESTB.

  6 - SIXTH CLAUSE - OBLIGATIONS OF CONTRATADO

  6.01 - Provide all materials and services which have not been explicitly surveyed in the Proposals to ensure that it can complete its contractual requirements pursuant to this Agreement, as well as incorporate technological and manufacturing process alterations that may have resulted from the technological development of the process or the product.

  6.02 - Undertake all duties and responsabilities that may arise out of the subject of this Agreement.

  6.03 - Employ the best engineering techniques, on the behalf of TELEBRAS, should the Parties prove their inability to agree on specifications.

  6.04 - Allow ESTB ou whom it indicates to follow and inspect all phases of the Project, building of the Industrial Line, manufacturing and plant tests of all equipment and cards subject to this Agreement and grant access to the production process information.

  6.05 - Gurantee all measures required in order to import equipment, components and all the necessary to carry out its obligations under this Agreement.

  6.06 - Not modify the lay-out of the card unless upon authorization granted by TELEBRAS.

  6.07 - Not modify the productive process presented in the approved project by TELEBRAS without prior negotiation with TELEBRAS.

  6.08 - Keep an authorised representative, during the term of this Agreement, entitled to hold responsability for solving any problems that may arise during the Project with no costs to ESTB.

  6.09 - Undertake entire responsibility with respect to all manufacturing and supplying aspects, being the sole accountable before TELEBRAS for fulfilling the contract dispositions, arise from sub-contracting as well as justification of delay from the proponent.

  6.10 - Manufacture the product in Brazil.

  6.11 - Improve fisic savety device using electronic blockade, camera and manuals sensors that guarantee the access and monitorament of people in all areas related to the production, impression, storage and delivery of phone cards.

  6.12 - Improve the following fisic security systems in the production process.

  a) Register in all phases of productive process of the phone card which allow to check possibles diversion in each phase, including electronic control in the tests area.

  b) Procedure of the trituration of phone cards and damage panels, able to guarantee the register and control of all that is triturated, showing date, hour, month, year, people involved and destiny fo the tritured material.

  c) Storage, accounting and delivery system of phone cards, able to guarantee the fisic and account security of cards, as well as the register and the control of entrance and exit of people and phone cards.

  d) Other necessary procedures to guarantee the total fisic security of production process.

  6.13 - Give to ESTB or another entity indicates by ESTB the necessary means to remote monitorization with the system of tests and supervision implanted.

  6.14 - The measures mentioned on itens 6.11, 6.12 and 6.13 should be previously approved by TELEBRAS, before the beginning of the supplying and must be in continuously evolution in order to guarantee the total and complete fisic security , since its production until the delivery at ESTB storehouse.

  6.15 - Constitution of an organizacional area responsable for the patrimonial and fisic security, for the inspection of rejects during the productive process, photolytos and plates, and for the accompaniment of sales of useless parts and equipments. This organizacional area could not be under direct or indirect subordination of any organizacional area related to the production, storage and delivery of the phone cards.

  6.16 - Preparation of fluxograms representing the production process, commercialization, storage and delivery of phone cards, which will be under analyse by TELEBRAS.

  6.17 - If the CONTRATADO use prices inferior to the one used in the Agreement with any other company that explore the Public Phone Card System which do not belong to TELEBRAS system, such price will be used in this Agreement, from the moment on what the same was used, so the CONTRATADO must compensate ESTB for any difference verified in the invoice.

  7 - SEVENTH CLAUSE - PERIOD OF VALIDITY

  7.01 - The present Agreement has the duration of 12 months, counted from its signature, which can be renewed, for iqual period, in case of ESTB option.

  8 - EIGHTH CLAUSE - PENALTIES

  8.01 - For not executed total ou partial this Agreement, the CONTRATADO is submited to the payment of fines calculated in accordance with the annex regarding Penalties. The critical factor that represents the letter "F" from the calculation formula of penalties is of 2.

  8.02 - The CONTRATADO will proceed the payment of fines if it was constated in the market cards that is not commercialized by ESTB. The penalties is of 5% over the total amount contracted, without prejudice of losts, injury and ceasing profit proceeding from this problem. ESTB can proceed the termination of this Agreement.

  8.03 - If it was constated that CONTRATADO is commercializing cards for fisic people or juridical that not explore the Public Phone Services by inductive cards and that are not authorized by TELEBRAS, the Agreement will be, immediately, terminated, accruing to the CONTRATADO the payment of compensatory fine of 30% over the total amount contracted, without prejudice of losts, injury or ceasing profit proceeding from this problem.

  9 - NINTH CLAUSE - GENERAL CONDITIONS

  9.01 - The present Agreement is being firmed according to the Bidding Edictal no 0663/97 - TELEPAR ( Bid no 0080/97
  SDC).

  9.02 - The resources for the execution fo this Agreement are assured in the ESTB General Budget.

  9.03 - The parties are submited to the disposition fo Law no 8.666, from 21.06.93.

  9.04 - The CONTRATADO can just start the cards' supply after its qualification by TELEBRAS.

  9.05 - In case of not compliment, by the CONTRATADO, of any obligation, ESTB can determine the supply interruption, being stopped any payments, without prejudice of foreseen penalties.


  10 - TENTH CLAUSE - GOVERNING LAW

  10.01 - This Agreement shall be governed by the laws of RondOnia State, Brazil.

  Witness whereof the parties execute 3 counterparts of this Agreement in the presence of 2 witnesses.

  Porto Velho, 01 december 1997

  by ESTB:


  ____________________________________
___________________________________


  by CONTRATADO:


  _____________________________________
_____________________________________


  Witness:


  _____________________________________
_____________________________________